UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      September 21, 2004
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                           HI-TECH PHARMACAL CO., INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           No. 0-20424                             11-2638720
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     (Commission File Number)           (IRS Employer Identification No.)

   369 Bayview Avenue, Amityville, New York              11701
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   (Address of Principal Executive Offices)            (Zip Code)

                                 (631) 789-8228
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d) On September 21, 2004, the Board of Directors of Hi-Tech Pharmacal Co., Inc. (the "Company") elected Anthony J. Puglisi to serve as director of the Company until the 2004 Annual Meeting of Stockholders of the Company to be held on November 15, 2004. Upon his election by the stockholders of the Company, the Company will grant Mr. Puglisi stock options to purchase 10,000 shares of the Company's common stock at an exercise price equal to the last sale price of the Company's common stock on the Nasdaq National Market on November 15, 2004.

      Mr. Puglisi will serve on the Audit Committee of the Company.

      Mr. Puglisi is "independent" as defined under the rules promulgated by the National Association of Securities Dealers' listing standards.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   September 21, 2004        HI-TECH PHARMACAL CO., INC.


                                  By: /s/David S. Seltzer
                                  -------------------------------------
                                  David S. Seltzer
                                  President and Chief Executive Officer